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                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                  July 17, 2000



                         AVANT IMMUNOTHERAPEUTICS, INC.
             (Exact Name of Registrant as specified in its charter)

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
         Delaware                                 0-15006                           13-3191702
(State or other jurisdiction                (Commission File                    (I.R.S. Employer
     of incorporation)                            Number)                       Identification No.)
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                      119 Fourth Avenue, Needham, MA 02494
              (Address of principal executive offices and zip code)

                                 (781) 433-0771
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

         On July 17, 2000, Avant Immunotherapeutics, Inc. (the "Company") issued the press release (attached as Exhibit 99.1 to this Current Report on Form 8-K) announcing the private offering of unregistered securities of the Company.

         Pursuant to a registration rights agreement entered into in connection with the private offering, the Company has agreed to file a registration statement registering the stock purchased in the offering within twenty days of the closing of the offering.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

EXHIBIT NO.                DESCRIPTION

99.1 Press release announcing the private offering of unregistered securities of the Company.














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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
Dated: July 19, 2000                  AVANT IMMUNOTHERAPEUTICS, INC.


                                      By: /s/ Una S. Ryan, PhD.
                                          -------------------------
                                          Una S. Ryan, Ph.D.
                                          President, Chief Executive Officer and
                                          Assistant Secretary
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